SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report	March 11, 2005
(Date of earliest event reported)

Protection One, Inc.	Protection One Alarm Monitoring, Inc.
(Exact Name of Registrant as Specified in Charter)	(Exact Name of Registrant as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

1035 N. 3rd St. Suite 101 Lawrence, Kansas 66044	1035 N. 3rd St. Suite 101 Lawrence, Kansas 66044
(Address of Principal Executive Offices, Including Zip Code)	(Address of Principal Executive Offices, Including Zip Code)

(785) 575-1707	(785) 575-1707
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchage Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

2005 Senior Management Short-Term Incentive Plan

On March 11, 2005, Protection One, Inc. (“POI,” and together with Protection One Alarm Monitoring, Inc., the “Company”) adopted the 2005 Senior Management Short-Term Incentive Plan (the “2005 STIP”).  Through the 2005 STIP, certain senior managers and officers of the Company who have the opportunity to directly and substantially contribute to the Company’s achievement of short-term objectives are eligible to receive short-term incentive compensation.  The annual incentive target awards for the Company’s senior managers and officers range from 15% - 60% of base salary.  The annual incentive target awards for the Company’s named executive officers are set forth below:

Name	Target Award (% of Base Salary)

Richard Ginsburg	60

Darius G. Nevin	60

Peter J. Pefanis	60

Steven V. Williams	60

J. Eric Griffin	40

Under the 2005 STIP, 70% of the participants’ annual incentive target award is based on the Company’s steady state net operating cash flow, as defined in the 2005 STIP, and 30% of the target award is based on managerial effectiveness and other qualitative criteria.

The Board of Directors is responsible for establishing and administering the 2005 STIP, determining whether actual individual compensation awards will be paid and approving the amount of the actual individual compensation awards.  The Board of Directors may delegate any or all of such responsibilities with respect to the 2005 STIP to a committee of the Board of Directors, other than with respect to decisions or determinations affecting the Chief Executive Officer or Chief Financial Officer of the Company.

The foregoing description of the 2005 STIP does not purport to be complete and is qualified in its entirety by reference to the full text of the 2005 STIP, which is attached as Exhibit 10.60 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Independent Director Compensation

On March 11, 2005, the Board of Directors approved a new compensation arrangement for independent members of the Company’s Board of Directors.  A summary of the new compensation arrangement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with its February 2005 debt-for-equity exchange with affiliates of Quadrangle Group LLC (collectively, “Quadrangle”) and as required by Section 4.13 of the indenture governing its 13 5/8% senior subordinated discount notes due 2005, dated as of May 17, 1995, by and among the Company, the guarantors thereto and U.S. Bank National Association, as successor trustee, the Company completed a change of control repurchase of all such outstanding notes (approximately $29.9 million aggregate principal amount) on March 11, 2005.  The aggregate repurchase price was 101% of the principal amount of notes tendered for repurchase, plus accrued but unpaid interest.  Following completion of the change of control repurchase, all of the Company’s 13 5/8% senior subordinated discount notes were cancelled.

Item 2.02  Results of Operations and Financial Condition.

On March 15, 2005, the Company issued a press release announcing its financial results for the year and quarterly period ended December 31, 2004.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

All of the foregoing information in this Item 2.02, including Exhibit 99.1 hereto, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the Stockholders Agreement, dated as of February 8, 2005, by and between POI and Quadrangle, the parties were required to use their reasonable best efforts to cause POI’s Board of Directors to consist of five members, including POI’s President and Chief Executive Officer, Richard Ginsburg, three members designated by Quadrangle and one independent director selected by a majority of the other directors.  On March 11, 2005, the Boards of Directors of POI and Protection One Alarm Monitoring, Inc. increased the size of the Board of Directors to five directors and appointed Robert J. McGuire to serve as the independent member of the Board of Directors, effective immediately.  Mr. McGuire will also serve on the Audit Committee and the Compensation Committee of the Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2005, in connection with its out-of-court restructuring and debt-for-equity exchange with Quadrangle and as described in the Definitive Information Statement on Schedule 14C filed by the Company with the Securities and Exchange Commission on January 14, 2005, POI’s Board of Directors amended and restated POI’s bylaws (the “Amended and Restated Bylaws”) by adding Article XI, which prohibits, if and for so long as Quadrangle Master Funding Ltd (or certain of its affiliates) retains the right to appoint its designee to the Board of Directors, POI from taking any of the following actions unless the Board of Directors unanimously approves such action:

•      voluntarily initiating any bankruptcy, dissolution, winding up or any analogous proceeding in any jurisdiction with respect to POI or any of its subsidiaries;

•      merging or consolidating with another entity until February 8, 2007, subject to certain exceptions enumerated in the Amended and Restated Bylaws;

•      selling all or substantially all of its assets; or

•      obligating or otherwise committing to do any of the foregoing.

The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 3.1              Amended and Restated Bylaws, effective as of March 17, 2005

Exhibit 10.1            2005 Director Compensation Schedule

Exhibit 99.1            Press Release, dated March 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: March 17, 2005	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.

Date: March 17, 2005	By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer